UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

(X)   Preliminary Information Statement

(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14c-5 (d)(2))

(  )  Definitive Information Statement


Cannabis Science, Inc.
(Name of Registrant As Specified In Charter)
______________________________

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required.

(  ) Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


1) Title of each class of securities to which transaction applies:


2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

(  ) Fee paid previously with preliminary materials.


(  ) Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No:

3) Filing Party:

4) Date Filed:


Cannabis Science, Inc.
6946 N Academy Blvd, Suite B #254
Colorado Springs CO 80918

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on December 1, 2009 (the "Record Date"), of shares of the common stock with voting power of Cannabis Science, Inc., a Nevada corporation (the "Company"), that our Board of Directors and two shareholders holding approximately 64.8% of our voting power as of the Record Date have giving written consent as of December 1, 2009, to approve the following:

To amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock we may issue from 30,000,000 to 250,000,000 (the "Share Increase")

These actions were approved on December 1, 2009, by our Board of Directors and two shareholders who hold a majority of issued and outstanding voting securities. We anticipate an effective date of ____________, 2009, or as soon thereafter as practicable in accordance applicable law, including the Nevada Revised Statutes ("NRS").

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US
A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with the NRS and Rule 14c of the Securities Exchange Act of 1934, as amended. This Information Statement is first mailed to you on or about _______________, 2009.

Please feel free to call us at (888) 889-0888 should you have any questions on the enclosed Information Statement.


Date: December 1, 2009
For the Board of Directors of
Cannabis Science, Inc.




By:
/s/ Dr. Robert Melamede


Dr. Robert Melamede


Chief Executive Officer and Director







THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY


Cannabis Science, Inc.
6946 N Academy Blvd, Suite B #254
Colorado Springs CO 80918


INFORMATION STATEMENT
(Preliminary)

December 1, 2009



GENERAL INFORMATION


This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders
(the "Stockholders") of the common stock, par value $0.001 per share (the "Common Stock"), of Cannabis Science, Inc., a Nevada Corporation (the "Company"), to notify such Stockholders that on or about December 1, 2009, the Company received written consents in lieu of a meeting of Stockholders from two holders of 666,666 shares of Series A Preferred Stock representing approximately 64.8% of the our total 1,029,486,279 issued and outstanding shares of voting stock of the Company (the "Majority Stockholders") to increase the number of authorized shares of common stock we may issue from 30,000,000 to 250,000,000 (the "Share Increase"). Accordingly, your consent is not required and is not being solicited in connection with the approval.

On December 1, 2009, the Board approved the above actions, subject to approval by the Stockholders.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters' rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of stock entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the filing of the Definitive Information Statement, or as soon thereafter as is practicable.


WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY.







OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholders, on December 1, 2009, the Company had 29,487,279 shares of Common Stock issued and outstanding, and there were 999,999 shares of Series A Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval and each share of Series A Preferred Stock is entitled to one thousand votes per share on all matters to be voted on by the holders of the Company's common stock.

On December 1, 2009, the holders of 666,666 shares of Series A Preferred Stock (or approximately 64.8% of the Company's total voting stock then outstanding) executed and delivered to the Company a written consent approving the actions. As the actions were approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The NRS provides in substance that unless the Company's Articles provides otherwise, Stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.


INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company's Bylaws and the NRS, a vote by the holders of at least a majority of the voting shares is required to effect the action described herein. As of the Record Date, the Company had 29,487,279 common shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share and 999,999 Series A Preferred Shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one thousand votes per share. The consenting Majority Stockholders are the record and beneficial owners of a total of 666,666 shares of the Company's Series A Preferred stock, which represents approximately 64.8% of the total number of voting shares. The consenting Majority Stockholders voted in favor of the actions described herein in a written consent, dated December 1, 2009. No consideration was paid for the consent. The consenting stockholders' name, affiliation with the Company and beneficial holdings are as follows:


Title of Class  Name and Address of  Amount and   Percentage of   Percentage of
		Beneficial Ownet      Nature of    Class (1)     Voting Power (2)
				      beneficial
				      ownership


Series A       Dr. Robert Melamede    333,333	    33.3%	    32.4%
Preferred      (3)
Stock          6946 N Academy Blvd
               Suite B #254
               Colorado Springs,
               CO 80918

Series A       Richard Cowan (4)      333,333       33.3%           32.4%
Preferred      6946 N Academy Blvd
Stock          Suite B #254
               Colorado Springs,
               CO 80918

Series A       All Executive          666,666       66.6%           64.8%
Preferred      Officers and
Stock          Directors


1.	Percentage of class is based on 999,999 shares of Series A Preferred
Stock issued and outstanding as of December 1, 2009. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person's name, subject to community property laws, where applicable.

2.	Percentage of voting power is calculated based on 29,487,279 shares of common stock issued and outstanding as of December 1, 2009 and 1,000 times the 999,999 shares of Series A Preferred Stock issued and outstanding as of December 1, 2009

3.	Dr. Melamede is our President, Chief Executive Officer and a Director.

4.	Mr. Cowan is our Chief Financial Officer and a Director.



ACTION: TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF FROM 30,000,000 TO 250,000,000 (THE "SHARE INCREASE")

On December 1, 2009, our Board of Directors approved, subject to receiving the approval of two holders of a majority of our outstanding capital stock, an amendment and restatement of our Articles of Incorporation (the
"Restated Articles"), to increase the number of authorized shares of common stock we may issue from 30,000,000 to 250,000,000 (the "Share Increase").
The Majority Stockholders approved the Restated Articles pursuant to a written consent dated as of December 1, 2009. The Restated Articles effecting the share increase will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the filing of the Definitive Information Statement.

We are currently authorized by our Certificate of Incorporation to issue 30,000,000 shares of common stock, $0.001 par value per share and 1,000,000 shares of preferred stock, $0.001 par value per share. Pursuant to the Amendment we will increase the number of common shares we are authorized to issue to 250,000,000 shares of common stock, $0.001 par value per share.
As of the date the Amendment was approved by our Board and the Majority Stockholders, there were 29,487,279 shares of our common stock issued and outstanding.

Reasons for the Share Increase

Our Board believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock or other securities in connection with such potential issuances and such other purposes as the Board determines. The Board believes that the Share Increase will afford the Company greater flexibility in seeking capital and potential acquisition targets. The Board has no immediate plans, understandings, agreement or commitments to issue shares of Common
Stock for any purposes.

Effect of the Share Increase

The increase in the authorized number of shares of our common stock will permit our Board to issue additional shares of our common stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Our issuance of additional shares of common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

We presently do not have in place provisions which may have an anti-takeover effect. The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock. It may also adversely affect the market price of our common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on December 1, 2009 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:


Names and Address (1)            Number of Shares     Percentage (2)
				     Owned


Dr. Richard Melamede (3)	   1,007,000		3.4%
6946 N Academy Blvd
Suite B #254
Colorado Springs, CO 80918

Richard Cowan (4)		   1,007,000		3.4%
6946 N Academy Blvd
Suite B #254
Colorado Springs, CO 80918

All Directors And Officers	   2,014,000		7.8%
As A Group


Bogat Family Trust		   1,590,000		6.2%
c/o Cannabis Science Inc.
6946 N Academy Blvd
Suite B #254
Colorado Springs, CO 80918

Cannex Therapeutics LLC		   6,996,000		27.2%
548 Market Street
Suite 16645
San Francisco, CA 94104

K&D Equity Investments, Inc.	   2,100,000		7.1%
16928 Club Hill Drive
Dallas, Texas 75248



1.	The person named in this table has sole voting and investment power with respect to all shares of common stock reflected as beneficially owned.

2.	Based on 29,487,279 shares of common stock outstanding as of
        December 1, 2009.

3.	Dr. Melamede is our President, Chief Executive Officer and a
        Director.

4.	Mr. Cowan is our Chief Financial Officer and a Director.


ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

NO DISSENTER'S RIGHTS

The Stockholders have no right under the Nevada Revised Statutes, the Articles consistent with above or by-laws to dissent from any of the provisions adopted in the Amendments.


EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on _________________, 2009.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on December 1, 2009, as the record date (the "Record Date") for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to
Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the filing of the Definitive Information Statement.

This Information Statement is being mailed on or about _____________, 2009 to all Stockholders of record as of the Record Date.




CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: December 1, 2009
For the Board of Directors of
Cannabis Science, Inc.




By:
/s/ Dr. Robert Melamede


Dr. Robert Melamede


Chief Executive Officer and Director